Dresser-Rand Announces Pricing of Senior Notes Offering

HOUSTON, March 10, 2011 /PRNewswire/ -- Dresser-Rand Group Inc. ("Dresser-Rand") (NYSE: DRC) announced today it has priced its offering of $375 million in aggregate principal amount of 6.5% Senior Subordinated Notes due 2021 (the "Notes"). The offering of the Notes is expected to close on March 22, 2011, subject to certain closing conditions.

Dresser-Rand intends to use the net proceeds from the offering to fund the previously announced cash tender offer for any and all of its outstanding 7-3/8% Senior Subordinated Notes due November 1, 2014 or otherwise purchase or redeem such notes.

The Notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act and any other applicable securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes described in this press release, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements with respect to the planned or proposed repurchase of securities.  Forward-looking statements include, without limitation, Dresser-Rand's plans, objectives, goals, strategies, future events, future revenue, or performance, capital expenditures, financing needs, plans, or intentions relating to acquisitions, business trends, executive compensation, and other information that is not historical information.  The words "anticipates," "believes," "expects," "intends," and similar expressions identify such forward-looking statements.  Although Dresser-Rand believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those projected.  These factors, risks and uncertainties include, among others, the following: potential for material weaknesses in its internal controls; economic or industry downturns; its inability to implement its business strategy to increase aftermarket parts and services revenue; competition in its markets; failure to complete or achieve the expected benefits from any future acquisitions; economic, political, currency and other risks associated with international sales and operations; fluctuations in currencies and volatility in exchange rates; loss of senior management; environmental compliance costs and liabilities; failure to maintain safety performance acceptable to its clients; failure to negotiate new collective bargaining agreements; unexpected product claims and regulations; infringement on its intellectual property or infringement on others' intellectual property; difficulty in implementing an information management system; and Dresser-Rand's brand name may be confused with others.  These and other risks are discussed in detail in Dresser-Rand's filings with the Securities and Exchange Commission at www.sec.gov.  Actual results, performance, or achievements could differ materially from those expressed in, or implied by, the forward-looking statements.  Dresser-Rand can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on results of operations and financial condition.  Dresser-Rand undertakes no obligation to update or revise forward-looking statements, which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

DRC-FIN

CONTACT: Investors, Blaise Derrico, Director Investor Relations of Dresser-Rand Group Inc., +1-713-973-5497